Dear Fellow Shareholders:

  Performance Review: We are very pleased to report that your Fund had a total return (market price change plus income) of 37.4% for 2000. This compares very favorably to the 7.9% average return reported by Lipper Analytical Services Inc. for Utility Funds, 6.8% for Equity Income Funds, -35.1% for Telecommunications Funds, and -9.1% for the Standard and Poor's 500 Index. The Fund, whose portfolio contains approximately 25% bonds, also surpassed the Lehman Brothers Utility Bond Index, which had a 9.6% annual total return.

  In pursuit of its objective of current income, the Fund declared twelve monthly 6.5 cent per share dividends during 2000, plus an extra one cent per share in the final dividend of the year. This was the tenth "extra" dividend in the last thirteen years. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized or a 7.43% common stock dividend yield based on the December 31, 2000 closing price of $10.50 per share. That yield compares favorably with the 2000 year-end yield of 3.31% on the Dow Jones Utility Index and the 2.82% yield on the Standard and Poor's Utilities Index.

  The road to favorable returns during 2000 had potentially axle-breaking potholes, as the widely divergent returns of the indexes and mutual fund groups cited above indicate. The telecommunications, electricity, and gas industries continue to undergo deregulatory evolution, with corporate mergers and acquisitions, asset acquisitions and divestitures, and diversification and globalization strategies presenting many investment challenges and also many opportunities. The California electric utility troubles are the most extreme example of challenges facing utility companies and investors alike in the new era. At year-end 2000, the Fund held only approximately one tenth of one percent of its assets in investments directly related to the California situation.

  Annually, as an investment discipline, several Fund analysts prepare industry reviews. Following are highlights from those reviews.

Got Natural Gas? A new breed of merchant energy companies--marketers, traders, and independent generators--operating largely unfettered from regulation, led the gas sector performance rankings. Dynegy Inc. common stock had a total return of 220% in calendar year 2000 and The Coastal Corporation (now a part of El Paso Energy Corporation) returned 159%. Even the more traditional gas local distribution companies (LDCs) provided a robust 26% total return.

  Several factors combined to get the natural gas group firing on all cylinders. First, a tight gas supply environment drove commodity prices to record levels. Companies owning or controlling natural gas enjoyed a spike in revenue and earnings. The demand/supply imbalance was the result of a drop in production, increased consumption from natural gas fired electricity generating capacity, limited increase in Canadian imports, and a decline in production rates from existing wells. Second, there were unprecedented increases both in gas price volatility and wholesale power prices. These conditions allowed the energy merchants in particular to sell more risk management services and realize greater margins in their trading and marketing businesses. Third, a very cold start to the winter season gave a valuation boost to the market's view of the group.

  We expect 2001 to be another positive, albeit more modest, year for the gas group as many of the same dynamics from 2000 remain in place. Additionally, the group could benefit from the return of normal summer weather in the Northeast and Midwest. On the negative side, further declines in economic activity could rapidly erode demand, posing a significant challenge to performance. Further, the increase in commodity prices has resulted in large gas bills to retail customers which could ignite regulatory and public relations problems for some LDCs. The Fund will remain focused on companies which will not be "squeezed" should prices remain high.

Telecommunications--Down But Not Out. The year 2000 was tough for the telecommunications industry. It is said, "A rising tide lifts all boats," and such had been the case with the telecommunications stocks in 1998 and 1999. Conversely, when the tide went out, companies with poorly designed and underfunded business plans were left stranded. However, because the Fund has focused on high quality investments, the telecom stocks in our portfolio performed relatively well compared to the rest of the industry.

  What can we expect in 2001? First and foremost, it is important to remember that telecommunications is a growth industry and in general the fundamentals are quite strong. Sales of telecommunications services have grown at a rate of 2-3 times aggregate national economic growth over the last 20 years, and we see no major change in that trend. However, there have been some disruptions to this growth model which began last year and are continuing into 2001. One is the extreme price discounting in the long distance voice market as a result of increased competitive pressures. Long haul pricing appears to have stabilized for now, but we need to see a continuation of rational pricing for growth to resume. The other problem has been the heavy level of capital spending, by new and old companies alike, to take advantage of emerging technologies. Although this additional investment is necessary to grow the business, there usually is an initial period when the revenue and margins from the growth initiatives lag behind the expenditures. We are in one of those periods now, but hope to see modest improvement in returns later in the year.

  The second important trend impacting this industry is the scarcity value of network assets at the local level. The sophisticated long distance networks, which offer greatly increased capacity and services, are nearing completion. However, the full utilization of those networks is hampered by a bottleneck at the local consumer level, or "the last mile". The valuable, existing local access infrastructure is controlled by old-line operating companies both domestically and internationally. We have favored the local access companies for some time, and they remain the cornerstone of our telecom holdings.

  The final trend to highlight is how important a healthy balance sheet has become in this industry. Many companies took on huge sums of debt to finance wireless licenses and big expansion plans. At the time, bankers and investors were all too happy to accommodate the demand for credit. But, when the equity markets sank last year, so did the companies' debt refinancing plans as well as their credit ratings. Standard & Poor's Ratings Services reported that during 2000 telecommunication company bond downgrades outpaced upgrades by 42 to 17. The value of outstanding debt downgraded was more than 6 times the value upgraded. We have watched this trend with great interest and have been able to invest in some attractively priced bonds of financially strong companies as a result. However, stock performance may remain constrained until balance sheets are cleaned up.

  A Long Dark Winter in California. Electric utility industry observers gave a sigh of relief after California narrowly avoided massive power outages and blackouts last summer. Many believed that the risks were over when summer passed and that state and federal regulators would have until the next summer's seasonal peak in electricity demand to fix the industry's problems. However, it became clear that the summer of 2000 problem was just the tip of the iceberg when the California electric utilities were once again thrust into the national spotlight during the uncharacteristically cold fourth quarter. The power supply situation has now reached a full-fledged crisis. A shortage of power has sent prices skyrocketing and rolling blackouts have been implemented in the northern part of the state. California's Governor and legislators, the Federal Energy Regulatory Commission, the Department of Energy, and even the U.S. Senate have all gotten involved as two of the industry's premiere electric utilities (Pacific Gas & Electric Company and Southern California Edison Company) stand on the edge of bankruptcy.

  How did this happen? A combination of factors came into play. First, inefficiencies were inadvertently designed into the power market created by California deregulation legislation. Second, a shortage of power resulted from years of population and industrial growth unaccompanied by generation and transmission capacity growth. Third, higher fuel and purchased power costs resulted from: poor hydroelectric conditions, a return to more normal weather following three mild years, and nationwide high natural gas prices following a period of low exploration and development. These factors increased the cost of power. At the same time, California utilities were forced to sell power to consumers at a rate capped by regulators.

  In an attempt to fix the problems, California legislators have enacted new laws that change the course of deregulation. The goal of providing competitive sources of electricity for retail consumers has essentially been halted, and due to the adverse credit position of the investor-owned utilities, a state agency (The Department of Water Resources) is now responsible for buying power for utility customers.

  The Governor and legislators are engaged in vigorous efforts to keep Pacific Gas & Electric Company and Southern California Edison Company from being pulled into bankruptcy. At this time it is unclear how the California scenario will be resolved. What is clear is that the California debacle has impacted other states throughout the country. Several states (including Arkansas, Nevada, North Carolina, and New Mexico) have scaled back deregulation efforts pending further reviews. Those states that have deregulated are reexamining their positions with emphasis on making sure that they have adequate supply. We view the higher level of state regulatory scrutiny as positive and expect that deregulation will be slowed, but not stopped or repealed.

  Your Fund's team of analysts and portfolio managers seek to steer the Fund's portfolio away from risky investments, but we expect to continue to meet our goal of consistency of income to which shareholders have become accustomed.

  Board of Directors Meeting--At the December Special Board of Directors' meeting, the Board declared the following monthly dividends:

                                                                                 Payable
      Cents Per Share                  Record Date                               Date
      ---------------                  -----------                               -------
         7.5 cents                     December 29                               January 10
         6.5 cents                     January 31                                February 12
         6.5 cents                     February 28                               March 12

At the regular February Board of Directors' meeting, the Board declared the following monthly dividends:

                                                                                 Payable
      Cents Per Share                  Record Date                               Date
      ---------------                  -----------                               -------
         6.5 cents                     March 30                                  April 10
         6.5 cents                     April 30                                  May 10

  Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders.

Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York.

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duffutility.com.

We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen
/s/ Nathan I. Partain
Claire V. Hansen, CFA                  Nathan I. Partain, CFA
Chairman                               Chief Executive Officer and President

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Duff & Phelps Utilities Income Inc.:

We have audited the accompanying balance sheet of Duff & Phelps Utilities Income Inc. (the "Fund") (a Maryland corporation), including the schedule of investments, as of December 31, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utilities Income Inc. as of December 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          Arthur Andersen LLP

Chicago, Illinois
February 5, 2001

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2000

COMMON STOCKS--74.3%

                                                                        Market
                                                                        Value
  Shares   Company                                                     (Note 1)
 --------- -------                                                  --------------
           [_] ELECTRIC--41.9%
 1,300,000 Allegheny Energy Inc..................................   $   62,643,750
 1,096,000 Dominion Resources ...................................       73,432,000
 1,600,000 DTE Energy Co. .......................................       62,300,000
 1,000,000 Duke Energy Corp. ....................................       85,250,000
 1,593,400 Endesa S.A. ..........................................       26,589,862
 1,005,000 Entergy Corp. ........................................       42,524,062
 1,575,000 Exelon Corp. .........................................      110,580,750
 1,299,100 FPL Group Inc. .......................................       93,210,425
 1,000,000 Keyspan Corp. ........................................       42,375,000
   215,000 National Grid Group PLC ADR...........................        9,755,625
   770,000 National Grid Group PLC (United Kingdom)................      6,940,926
 2,256,600 NiSource Inc. ........................................       69,390,450
 1,318,600 NSTAR ................................................       56,534,975
 1,120,000 Pinnacle West Capital Corp. ..........................       53,340,000
 1,000,000 Public Service Enterprise Group ......................       48,625,000
   700,000 Puget Sound Energy Inc. ..............................       19,468,750
 1,500,000 Reliant Energy Inc. ..................................       64,968,750
   850,000 Scottish & Southern Energy (United Kingdom).............      7,846,154
   200,000 Scottish & Southern Energy ADR .......................       18,463,460
 1,000,000 Scottish Power PLC ADR ...............................       30,312,500
 1,182,600 Sierra Pacific Resources .............................       18,995,512
 2,500,000 Southern Co. .........................................       83,125,000
   834,800 Vectren Corp. ........................................       21,391,750
 1,000,000 Xcel Energy Inc. .....................................       29,062,500
                                                                    --------------
                                                                     1,137,127,201
           [_] GAS--8.9%
   926,000 AGL Resources.........................................       20,429,875
 1,004,800 El Paso Energy Corp. .................................       71,968,800
   400,000 National Fuel Gas Co. ................................       25,175,000
 2,050,000 Utilicorp United Inc. ................................       63,550,000
 1,500,000 Williams Companies Inc. ..............................       59,906,250
                                                                    --------------
                                                                       241,029,925

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2000

                                                                      Market
                                                                      Value
  Shares   Company                                                   (Note 1)
 --------- -------                                                --------------
           [_] TELECOMMUNICATION--14.6%
 1,000,000 Alltell Corp. ......................................   $   62,437,500
 1,730,000 BellSouth Corp. ....................................       70,821,875
 2,137,230 SBC Communications Inc. ............................      102,052,733
   700,000 Swisscom AG ADR.....................................       17,937,500
   900,000 Tele-Danmark A/S ADR ...............................       18,281,250
   856,250 Telecom Corp. of New Zealand Interim ADR . .........       14,288,672
 1,068,400 Telstra Corp. ADR ..................................       18,964,100
 1,819,000 Verizon Communications .............................       91,177,375
                                                                  --------------
                                                                     395,961,005
           [_] NON-UTILITY--8.9%
   258,600 Apartment Investment & Management Co. ..............       12,913,837
   200,000 Avalon Bay Communities Inc. ........................       10,025,000
   409,000 Boston Properties Inc. .............................       17,791,500
    79,900 Camden Property Trust ..............................        2,676,650
   347,400 CBL & Associates Properties Inc. ...................        8,793,562
   403,600 Centerpoint Properties Corporation .................       19,070,100
   301,000 Chelsea GCA Realty Inc. ............................       11,099,375
   200,000 Developers Diversified Realty Corp. ................        2,662,500
   495,000 Duke-Weeks Realty Corp. ............................       12,189,375
   315,825 Equity Office Properties Trust......................       10,303,791
   200,000 Equity Residential Properties Trust ................       11,062,500
   269,000 Essex Property Trust Inc. ..........................       14,727,750
   278,100 First Industrial Realty Trust ......................        9,455,400
   250,000 General Growth Properties, Inc. ....................        9,046,875
   200,000 Kimco Realty Corp. .................................        8,837,500
   215,000 Macerich Co. .......................................        4,125,312
    95,000 Mack-Cali Realty Corp. .............................        2,713,438
   370,600 ProLogis Trust .....................................        8,245,850
   525,100 Reckson Associates Realty Corp. ....................       13,160,319
   171,545 Reckson Associates Realty Corp. Class B.............        4,663,880
   272,200 Smith Charles E. Residential Realty Inc. ...........       12,793,400
   371,100 Spieker Properties Inc. ............................       18,601,388
   465,800 Vornado Realty Trust ...............................       17,845,963
                                                                  --------------
                                                                     242,805,265
                                                                  --------------
           Total Common Stocks (Cost--$1,602,844,345)..........    2,016,923,396
                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2000

                                                                       Market
                                                                       Value
 Shares  Company                                                      (Note 1)
 ------- -------                                                    ------------

PREFERRED STOCKS--6.9%

         [_] NON-UTILITY--1.1%
 500,000 Cox Communications Inc. 7% 8/16/02......................   $ 31,000,000
                                                                    ------------
                                                                      31,000,000
         [_] UTILITY--5.8%
 450,000 Dominion Resources 9 1/2% 11/16/04......................     28,125,000
 700,000 Duke Capital Financing Trust III 8 3/8% 8/31/29 ........     18,375,000
 223,500 EIX Trust II Series B 8.60% 10/29/29....................      3,687,750
 550,000 MediaOne Group 7.00% 11/15/02...........................     19,593,750
 500,000 NiSource Industries Inc. 7.75% 2/19/03 .................     27,093,750
 209,000 P P & L Capital Trust II 8.10% 7/01/27..................      5,225,000
 789,100 Texas Utilities Co. 9 1/4% 8/16/02......................     39,800,231
 450,900 Utilicorp United Inc. 9 3/4% 11/16/02 ..................     15,217,875
                                                                    ------------
                                                                     157,118,356
                                                                    ------------
         Total Preferred Stocks (Cost--$175,085,503) ............    188,118,356
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2000
BONDS--19.3%

                                                  Ratings*
                                         --------------------------
                                           Fitch
                                           IBCA,           Standard   Market
                                          Duff &             and       Value
  Par Value  Company                      Phelps   Moody's  Poor's    (Note 1)
 ----------- -------                     --------- ------- -------- -----------
             [_] ELECTRIC--10.1%
 $ 5,000,000 AES Ironwood Corp.
             8.857%, due 11/30/25.....   Not Rated Baa3    BBB-     $ 4,970,295
  23,101,000 Alabama Power Co.
             9%, due 12/01/24.........   AA-       A1      A         24,481,262
  18,050,000 Comed Financing II
             8 1/2%, due 1/15/27......   Not Rated Baa3    BBB       17,912,658
   7,500,000 Commonwealth Edison Co.
             9 7/8%, due 6/15/20......   A-        Baa1    A-         8,423,932
   8,850,000 Commonwealth Edison Co.
             8 5/8%, due 2/01/22......   A-        Baa1    A-         9,206,903
   5,000,000 Commonwealth Edison Co.
             8 3/8%, due 9/15/22......   A-        Baa1    A-         5,178,340
  10,000,000 Commonwealth Edison Co.
             8 3/8%, due 2/15/23......   A-        Baa1    A-        10,293,070
  24,000,000 Dominion Resources
             Capital Trust
             7.83%, due 12/01/27......   BBB       Baa1    BBB-      21,718,632
   5,000,000 Gulf States Utilities
             8.94%, due 1/01/22.......   BBB       Baa3    BBB-       5,355,580
   8,800,000 Hydro--Quebec
             9 3/4%, due 1/15/18......   AA-       A2      A+         9,317,572
   5,000,000 Illinois Power Co.
             7 1/2%, due 7/15/25......   A-        Baa1    BBB+       4,867,710
   5,000,000 Louisiana Power & Light
             Co.
             8 3/4%, due 3/01/26......   BBB+      Baa2    BBB        5,197,510
   4,000,000 New York State Electric &
             Gas Corp.
             8 7/8%, due 11/01/21.....   A         A3      A          4,197,028
  27,580,000 Potomac Electric Power
             Co.
             9%, due 6/01/21..........   A+        A1      A         28,867,765
  10,000,000 Public Service Co. of
             Colorado
             8 3/4%, due 3/01/22......   A         A3      A         10,414,230
  22,750,000 Puget Capital Trust
             8.231%, due 6/01/27......   Not Rated Baa2    BBB-      21,824,121
   3,000,000 Rochester Gas & Electric
             Corp.
             9 3/8%, due 4/01/21......   A-        A3      A-         3,136,662
  13,000,000 Southern Co. Capital
             Trust
             8.14%, due 2/15/27.......   Not Rated A3      BBB+      12,311,676

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2000

                                                 Ratings*
                                        --------------------------
                                          Fitch
                                          IBCA,           Standard    Market
                                         Duff &             and       Value
  Par Value  Company                     Phelps   Moody's  Poor's    (Note 1)
 ----------- -------                    --------- ------- -------- ------------
 $27,830,000 Texas Utilities Electric
             Co.
             9 3/4%, due 5/01/21.....   A-        A3      BBB+     $ 29,585,015
  12,000,000 UtiliCorp United Inc.
             8%, due 3/01/23.........   BBB       Baa3    BBB        11,532,012
   5,000,000 Virginia Electric &
             Power Co.
             8 5/8%, due 10/01/24....   A+        A2      A           5,230,140
  17,700,000 Virginia Electric &
             Power Co.
             8 1/4%, due 3/01/25.....   A+        A2      A          18,120,127
                                                                   ------------
                                                                    272,142,240
             [_] GAS--2.2%
   5,125,000 ANR Pipeline Co.
             9 5/8%, due 11/01/21....   Not Rated Baa1    BBB+        6,121,751
   5,000,000 KN Energy Inc.
             7 1/4%, due 3/01/28.....   BBB-      Baa2    BBB-        4,782,280
  10,000,000 Phillips Petroleum Co.
             9.18%, due 9/15/21......   BBB       Baa2    BBB        10,622,090
   5,000,000 Southern California Gas
             Co.
             8 3/4%, due 10/01/21....   AA        A1      AA-         5,262,845
   6,488,000 Southern Union Co.
             7.60%, due 2/01/24......   BBB+      Baa2    BBB+        6,036,014
   8,850,000 Southern Union Co.
             8 1/4%, due 11/15/29....   BBB+      Baa2    BBB+        8,814,042
  10,000,000 TE Products Pipeline Co.
             7.51%, due 1/15/28......   Not Rated Baa2    BBB+        9,148,970
   9,000,000 Trans-Canada Pipeline
             9 1/8%, due 4/20/06.....   Not Rated A3      BBB         9,944,784
                                                                   ------------
                                                                     60,732,776
             [_] TELECOMMUNICATION--5.3%
  44,000,000 AT & T Corp.
             8.35%, due 1/15/25......   A-        A2      A          43,205,184
  10,000,000 British Telecom PLC
             8 5/8%, due 12/15/30....   A         A3      A          10,039,660
  12,000,000 GTE California Inc.
             8.07%, due 4/15/24......   AA        AA3     A+         12,291,900
  17,625,000 GTE Corp.
             7.90%, due 2/01/27......   A+        A2      A+         17,446,970
  13,750,000 New England Telephone &
             Telegraph
             9%, due 8/01/31.........   AA        Aa2     A+         14,721,795

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2000

                                                 Ratings*
                                        --------------------------
                                          Fitch
                                          IBCA,           Standard     Market
                                         Duff &             and        Value
  Par Value  Company                     Phelps   Moody's  Poor's     (Note 1)
 ----------- -------                    --------- ------- -------- --------------
 $ 9,000,000 New York Telephone Co.
             7 5/8%, due 2/01/23.....   AA        A1      A+       $    8,754,453
  20,740,000 New York Telephone Co.
             9 3/8%, due 7/15/31.....   AA        A1      A+           22,210,673
   9,000,000 Tele-Commun Inc.
             9.80%, due 2/01/12......   A-        A3      A-           10,471,986
   5,000,000 US West Communications
             8 7/8%, due 6/01/31.....   A         A2      BBB+          5,115,635
                                                                   --------------
                                                                      144,258,256
             [_] NON-UTILITY--1.7%
  17,500,000 Contl Cablevision
             9 1/2%, due 8/01/13.....   Not Rated A2      AA-          19,162,010
   8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20.....   A         A2      A             9,807,736
  19,940,000 EOP Operating LP
             7 1/2%, due 4/19/29.....   BBB+      Baa1    BBB+         18,019,479
                                                                   --------------
                                                                       46,989,225
                                                                   --------------
             Total Bonds (Cost--$543,400,970) ...................     524,122,497
                                                                   --------------
U.S. TREASURY OBLIGATIONS--2.8%
  66,000,000 U.S. Treasury Bonds
             11 3/4%, due 2/15/01................................      66,469,260
   7,250,000 U.S. Treasury Notes
             13 3/8%, due 8/15/01................................       7,587,016
   2,000,000 U.S. Treasury Bonds
             10 3/4%, due 8/15/05................................       2,453,908
                                                                   --------------
             Total U.S. Treasury Obligations (Cost--
             $89,017,734)........................................      76,510,184
                                                                   --------------
COMMERCIAL PAPER--3.7%
  35,000,000 Citigroup Inc.
             6.54%, due 1/02/01..................................      34,993,642
  35,000,000 Ford Motor Credit Corp.
             6.54%, due 1/02/01..................................      34,993,642
  30,000,000 General Electric Capital
             Corp.
             5.90%, due 1/02/01..................................      29,995,083
                                                                   --------------
             Total Commercial Paper (Amortized Cost--
             $99,982,367)........................................      99,982,367
                                                                   --------------
             TOTAL INVESTMENTS (Cost $2,510,330,919) (107.0%)....  $2,905,656,800
                                                                   --------------

--------
*Bond ratings are not covered by the report of independent public accountants.

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                               December 31, 2000

ASSETS:
Investments at market value:
 Common stocks (cost $1,602,844,345)...........................  $2,016,923,396
 Preferred stocks (cost $175,085,503)..........................     188,118,356
 Bonds (cost $543,400,970).....................................     524,122,497
 U.S. Treasury obligations (cost $89,017,734)..................      76,510,184
 Commercial paper (amortized cost $99,982,367).................      99,982,367
Interest-bearing deposits with custodian.......................       3,623,782
Receivables:
 Securities sold...............................................      11,742,408
 Interest......................................................      16,452,231
 Dividends.....................................................       6,839,544
 Securities lending income.....................................          74,197
Prepaid expenses...............................................          74,112
                                                                 --------------
  Total Assets.................................................  $2,944,463,074
                                                                 ==============
LIABILITIES:
Payable for securities purchased...............................       8,490,540
Due to Adviser (Note 2)........................................       3,906,861
Due to Administrator (Note 2)..................................         969,897
Dividends payable on common stock..............................      15,820,182
Dividends payable on remarketed preferred stock................       1,697,576
Accrued expenses...............................................       4,377,082
Commercial paper outstanding (Note 6)..........................     193,187,392
                                                                 --------------
  Total Liabilities............................................     228,449,530
                                                                 --------------
CAPITAL:
Remarketed preferred stock ($.001 par value; 100,000,000 shares authorized and 5,000 shares issued and outstanding,
 liquidation preference $100,000 per share) (Note 5)...........     500,000,000
                                                                 --------------
Common stock ($.001 par value; 250,000,000 shares authorized
 and 210,935,760 shares issued and outstanding) (Note 4).......         210,936
Paid-in surplus (Note 4).......................................   1,883,219,299
Accumulated net realized loss on investments...................     (66,161,307)
Undistributed net investment income............................       3,415,147
Unrealized appreciation on foreign currency translation........           3,588
Net unrealized appreciation on investments.....................     395,325,881
                                                                 --------------
  Net assets applicable to common stock (equivalent to $10.51
   per share based on 210,935,760 shares outstanding)..........   2,216,013,544
                                                                 --------------
  Total Capital (Net Assets)...................................   2,716,013,544
                                                                 --------------
  Total Liabilities and Capital................................  $2,944,463,074
                                                                 ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 2000


INVESTMENT INCOME:
 Interest......................................................... $ 57,448,446
 Dividends (less withholding tax of $838,454).....................  166,455,473
 Securities lending income........................................    1,341,999
                                                                   ------------
  Total investment income.........................................  225,245,918

EXPENSES:
 Commercial paper interest expense (Note 6).......................   12,877,742
 Management fees (Note 2).........................................   14,719,244
 Administrative fees (Note 2).....................................    3,693,849
 Transfer agent fees..............................................      622,200
 Custodian fees...................................................      329,400
 Remarketing agent fees...........................................    1,270,832
 Shareholder reports..............................................      433,500
 Legal and audit fees.............................................      239,800
 Directors' fees (Note 2).........................................      247,200
 Other expenses...................................................      611,125
                                                                   ------------
  Total expenses..................................................   35,044,892
                                                                   ------------
  Net investment income...........................................  190,201,026

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................................   53,471,923
 Net change in unrealized appreciation on investments and foreign currency translation............................................  311,528,851
                                                                   ------------
 Net gain on investments..........................................  365,000,774
                                                                   ------------
 Net increase in net assets resulting from operations............. $555,201,800
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                 For the year    For the year
                                                    ended           ended
                                                 December 31,    December 31,
                                                     2000            1999
                                                --------------  --------------
FROM OPERATIONS:
 Net investment income......................... $  190,201,026  $  184,464,368
 Net realized gain (loss) on investments.......     53,471,923     (88,191,091)
 Net change in unrealized appreciation on
  investments and foreign currency translation.    311,528,851    (243,399,166)
                                                --------------  --------------
  Net increase (decrease) in net assets
   resulting from operations...................    555,201,800    (147,125,889)
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--preferred stock
  (Note 5).....................................    (23,887,016)    (19,928,894)
 Net investment income--common stock (Note 3)..   (165,926,959)   (163,675,376)
                                                --------------  --------------
  Total distributions..........................   (189,813,975)   (183,604,270)
FROM CAPITAL STOCK TRANSACTIONS (Note 4):
 Shares issued to common stockholders from
  dividend reinvestment........................     22,497,362      27,167,046
                                                --------------  --------------
 Net increase in net assets derived from
  capital share transactions...................     22,497,362      27,167,046
                                                --------------  --------------
  Total increase (decrease)....................    387,885,187    (303,563,113)
TOTAL NET ASSETS:
 Beginning of year.............................  2,328,128,357   2,631,691,470
                                                --------------  --------------
 End of year (including undistributed net
  investment income of $3,415,147 and
  $3,028,096 respectively)..................... $2,716,013,544  $2,328,128,357
                                                ==============  ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                      For the year ended December 31, 2000

Cash Flows From (For):
OPERATING ACTIVITIES
 Interest received........................... $    55,927,863
 Income dividends received...................     167,284,594
 Securities lending income...................       1,451,982
 Operating expenses paid (excluding
  interest)..................................     (21,637,746)
 Interest paid on commercial paper...........     (12,281,109)
                                              ---------------
  Net cash provided by operating activities..................  $ 190,745,584
INVESTING ACTIVITIES
 Purchase of investment securities...........  (6,101,084,481)
 Proceeds from sale/redemption of investment
  securities.................................   6,003,229,947
 Return of capital on investments............         488,158
 Long-term capital gains dividends received..       1,418,167
                                              ---------------
  Net cash used in investing activities......................    (95,948,209)
FINANCING ACTIVITIES
 Dividends paid..............................    (189,249,384)
 Proceeds from issuance of common stock under
  dividend reinvestment plan.................      22,497,362
 Change in net proceeds from issuance of
  commercial paper...........................        (655,389)
                                              ---------------
  Net cash used in financing activities......................   (167,407,411)
                                                               -------------
Net decrease in cash and cash equivalents....................    (72,610,036)
Cash and cash equivalents--beginning of year.................     76,233,818
                                                               -------------
Cash and cash equivalents--end of year.......................  $   3,623,782
                                                               =============
Reconciliation of net investment income to net cash provided by operating activities:
 Net investment income.......................................  $ 190,201,026
 Adjustments to reconcile net investment
  income to net cash provided by operating
  activities:
  Increase in interest receivable............      (1,520,583)
  Decrease in dividends receivable...........         829,122
  Increase in accrued expenses...............       1,126,037
  Decrease in other receivable...............         109,982
                                              ---------------
   Total adjustments.........................................        544,558
                                                               -------------
 Net cash provided by operating activities...................  $ 190,745,584
                                                               =============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 2000, the Fund had tax capital loss carry forwards of $79,152,839 which expire beginning on December 31, 2003.

    The accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

    (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    (e) In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 2000

(2) MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the Fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $22,500 per year plus $1,500 per board meeting, plus $1,000 per committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3) DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 2000:

    Record      Payable        Dividend         Record        Payable        Dividend
     Date         Date         Per Share         Date           Date         Per Share
   --------     --------       ---------       --------       --------       ---------
   01-31-00     02-10-00         $.065         07-31-00       08-10-00         $.065
   02-29-00     03-10-00          .065         08-31-00       09-11-00          .065
   03-31-00     04-10-00          .065         09-29-00       10-10-00          .065
   04-28-00     05-10-00          .065         10-31-00       11-10-00          .065
   05-31-00     06-12-00          .065         11-30-00       12-11-00          .065
   06-30-00     07-10-00          .065         12-29-00       01-10-01          .075

(4) CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

  Transactions in common stock and paid-in surplus during 1999 and 2000 were as follows:

                                                       Shares        Amount
                                                     ----------- --------------
For the year ended December 31, 1999:
  Beginning capitalization.......................... 205,714,255 $1,833,765,826
  Dividend reinvestment.............................   2,764,506     27,167,046
                                                     ----------- --------------
    Total capitalization............................ 208,478,761 $1,860,932,872
                                                     =========== ==============
For the year ended December 31, 2000:
  Beginning capitalization.......................... 208,478,761 $1,860,932,872
  Dividend reinvestment.............................   2,456,999     22,497,362
                                                     ----------- --------------
    Total capitalization............................ 210,935,760 $1,883,430,234
                                                     =========== ==============

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 2000
(5) REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 4.14% to 5.14% during the year ended December 31, 2000.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6) COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 6.05% to 6.78% during the year ended December 31, 2000. At December 31, 2000, the Fund had Notes outstanding of $193,187,392.

(7) INVESTMENT TRANSACTIONS:

  For the year ended December 31, 2000, purchases and sales of investment securities (excluding short-term securities) were $5,892,977,650 and $5,898,269,356, respectively. For federal income tax purposes, at December 31, 2000, the gross unrealized depreciation on investments was $74,052,290 and gross unrealized appreciation was $468,006,258. The cost of investments for financial reporting and Federal income tax purposes was $2,510,330,919 and $2,511,702,832, respectively.

  The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At December 31, 2000, the fund had loaned portfolio securities with a market value of $325,089,390 to a broker/dealer and money market instruments with a market value of $338,710,505 were held in the Fund's account at the broker/dealer as collateral.

                      DUFF & PHELPS UTILITIES INCOME INC.
            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

                                       For the year ended December 31
                           -----------------------------------------------------------
                              2000        1999         1998        1997        1996
                           ----------  ----------   ----------  ----------  ----------
Net asset value:
Beginning of year........  $     8.77  $    10.36   $     9.90  $     8.44  $     8.85
                           ----------  ----------   ----------  ----------  ----------
Net investment income....        0.88        0.89         0.88        0.85        0.84
Net realized gain (loss)
 and change in unrealized
 appreciation/depreciation
 on investments..........        1.76       (1.59)        0.46        1.46       (0.41)
                           ----------  ----------   ----------  ----------  ----------
Total from investment
operations...............        2.64       (0.70)        1.34        2.31        0.43
Dividends on preferred
 stock from net
 investment income.......       (0.11)      (0.10)       (0.10)      (0.10)      (0.10)
Dividends on common stock
 from net investment
 income..................       (0.79)      (0.79)       (0.78)      (0.75)      (0.74)
                           ----------  ----------   ----------  ----------  ----------
Total distributions......       (0.90)      (0.89)       (0.88)      (0.85)      (0.84)
Net asset value:
 End of year.............  $    10.51  $     8.77   $    10.36  $     9.90  $     8.44
                           ==========  ==========   ==========  ==========  ==========
Per share market value:
 End of year.............  $    10.50  $     8.31   $    11.25  $    10.13  $     8.63
Ratio of expenses to
 average net assets
 attributable to common
 shares..................        1.79%       1.66%        1.46%       1.45%       1.53%
Total investment return..       37.37%     (19.85)%      19.95%      27.69%       4.68%
Ratio of net investment
 income to average net
 assets attributable to
 common shares...........        9.73%       9.40%        8.85%       9.87%      10.16%
Portfolio turnover rate..      229.70%     223.78%      251.19%     213.57%     226.21%
Net assets, end of year
(000s omitted)...........  $2,716,014  $2,328,128   $2,631,692  $2,510,035  $2,186,443

Board of Directors

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

BERYL W. SPRINKEL

DAVID J. VITALE

Officers

CLAIRE V. HANSEN, CFA
Chairman,

NATHAN I. PARTAIN, CFA
President and Chief Executive Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

Duff & Phelps
Utilities Income Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.


                                                                   4th


                                                              Annual Report

                                                              December 31,
                                                              2000